OXFORD media, inc.

Secure Digital Content, Communication and Technology

Introduction
Agenda:
Overview of Company
Value of Technology & Greater Marketplace
IMS Transaction
Margins and Finance
Q & A
Attendees on this Call:
Lewis Jaffe, CEO
Herbert Presley, CTO
Joseph Renton, CEO (IMS)
David Noyes, CFO

Safe Harbor Statement
These slides and the accompanying verbal presentation by Oxford Media Inc. contain forward-looking statements. The Company’s results may differ materially from those suggested here. Additional information concerning factors that could cause such differences is contained in the Company’s most recent SEC filings, including reporting on Form 10-Q and its Annual Report on Form 10-K.

Opening Remarks
Lew Jaffe’s Background
Arthur Andersen
PictureTel
Intel
Verso
Business Philosophy
Dominate Niches
Employ Best Practices
The value that Lew sees in OXMI

Oxford & IMS
Digital Content
Professional Services
Connectivity
Content Delivery
Hospitality Systems
IFE Systems
Avionics & Military
Network (Security, Compliance, Recovery)
Wireless
Wholesale
Emerging Markets
New Product Development
Consumer Content Portal
Hospitals, Trains, Cruise Ships

OXMI

Professional Services Market
Parallel Paths
OXMI
Professional Services
Provide a boutique security, compliance and networking consultancy
Use professional services and connectivity groups to
cross sell and to generate
cash-flow while developing
internal technology and
systems
IMS
Professional Services
Full service systems and software engineering based professional services to many industries including Military, Avionics and IFE.
Expand Professional Services to generate cash flow, expose product opportunities and create technology expertise

Digital Content Market
Parallel Paths
OXMI
Hospitality Market
VOD, Free To Guest TV, and Internet Connectivity
Focus on underserved, Small-to-Medium sized Hotel Market
Sell to property management companies with multiple hotels
in tier 2 cities
Use a distribution channel that sells Free to Guest TV and Internet services to hotels in our identified market
Gain roof rights for future WiMAX deployment
IMS
In-flight Entertainment (IFE)
Wireless connectivity, portable entertainment and content solutions.
Launch American Airlines 767 Business Class
Grow portable customers
Varig, Harmony, EOS, Excel, Travel City, Jet, Air India
Launch next generation portable system
Wireless Connectivity
Launch American Airlines 767, British Airways, Virgin America
Launch next generation Terminal Data Loader

OXFORD
media, inc.

Video-on-demand
Feature Comparison (MARKETING)
Jan-06

	eMOD	LodgeNet	OCV	nSTREAMS	MimiMate	SVI	TotalVision
Barker Channel	x	x	x	x	x	x	x
Promotional Channel	x	x	x	x	x		x
On Demand Movies	x	x	x	x	x	x	x
All Day Movies	x	x	x	x	x	x	x
Scheduled Movies	x	x	x	x			
DVD Controls (pause, fast forward etc.)	x	x	x	x	x		x
Guest Survey	o	x	x	x	x		
Folio Review	o	x	x	x	x	x	x
Express Check out	o	x	x	x	x	x	x
Hotel Information Menus	x	x	x	x	x	x	x
Smart Televisions	x	x	x	x	x	x	
Consumer Televisions	x	x		x		x	x
Smart Remote for Consumer Televisions	x						
Parental Control Front Desk	x	x	x	x	x		x
Personalize Menus	x	x	x	x	x	x	x
Analoge Delivery	x	x	x	x	x	x	
Digital Server	x	x	x	x			x
Remote Controll Acces	x	x	x	x	x	x	x
RF Easy Installation	x			x	x	x	x
Content Loading	drive/dish	dish	dish	drive	dish	drive	drive
Video Library	x		x	x	x	x	
FTG Satellite TV	x	x	x		x	x	x
Automatic Welcome Screen	o	x	x	x	x		x
PIP Barker	x	x	x	x	x		x
PIP Movie Syopsis trailer	o	x	x	x	x		
PMS Support	x	x	x	x	x		x
Closed Caption	x	x	x	x			
Event Channel	x	x	x	x	x	x	x
Cash Ticket	x						
Guest Credit Card	x					x	x
Remote Diagnostics	x	x	x	x	x	x	x
24/7 Support for Guest	x					x	x
Animated backgrounds	x						

o - means coming soon

Competitive Matrix

OXFORD media, inc.

	Oxford	LodgeNet Model
Hotel Size	100 Rooms	
Purchase Price	$30,000	0
Monthly Depreciation	$ 500	
Monthly Lease Cost (5 Year)	$ 636	
Monthly Revenue Share (1)	$ 880	$ 220
Payback	34 Months	
5 Year Revenue	$ 52,800	$ 13,200
ROI	15%	
Net 5 Year Cash Flow Purchase	$ 22,800	$ 13,200
Net 5 Year Cash Flow Lease	$ 14,640	$ 13,200
(1) Average of $22 per Room

Purchase & Lease Options vs.
Revenue Share (LodgeNet Model)

OXFORD media, inc.

Dealer Name	Location	# of Hotels Installed
Quinn Electronics	Santa Cruz, CA	100
Moments in Time	Salt Lake City, UT	12
ConnectedHotel	Dallas, TX	340
HospitaliTV	Dallas, TX	37
SkyPath Satellite Systems, Inc.	Dallas, TX	300
Smart Network Communications	Irvine, CA	12
Onpoint Systems	Harrisburg, PA	45
Crystal Clear TV	Santa Ana, CA	200
Sky Satellite TV	Salt Lake City, UT	2
Skyweb	Tinton Falls, NJ	600
Gold Star Systems	Garland, TX	100
Microcom	Anchorage, AK	10
Ethostream, LLC	Milwaukee, WI	500
4 Peaks Home Entertainment, inc.	Tempe, AZ	10
Eagle Satellite	Belgrave,MT	5
AZ Digital Dish	Taylor, AZ	25
InnVue	Quebec, Quebec	5
Sjane Central Utah Cabling	Salt Lake City, UT	12
		2,315

Hybrid strategy combining Free to Guest (FTG) providers
with direct sales efforts
Dealer List as of 2-28-06
Dealer Strategy

PHASE I
PHASE II
SATELLITE ANTENNA
WI-MAX ANTENNA
HOTEL
SERVICES
VOD
Satellite TV
Internet
INTERNET
RESIDENCE
SERVICES
Broadband
Internet
VOD
VoIP

Phase II

OXMI’s Value Proposition
Oxford's proprietary VOD system
Allows smaller hotel properties to offer first run Hollywood early release content
Price point disruptive to the market - $250 per room
High Definition capabilities
Adapts to standard televisions, Smart TV’s not required, lowering hotel’s investment in VOD systems
Fast installation with no interruption of guest services
Potential for increase Average Daily Room rate
System is continually monitored with 24 hour service direct to rooms easing front desk burden
Key requirement for 3 star rating ***

OXFORD media, inc.

Dynasty Suites | Super 8 Motel | Nites Inn | Ramada Maingate | La Quinta Inn | red roof inns | Comfort Inn | Econo Lodge | Courtyard Marriott | Holiday Inn Express | Hampton Inn

Lodging Market
Target market: Tier 2 underserved markets
21,000 hotels of 75-300 room hotels make up 2.4 million rooms or 56.3% of the total number of hotel rooms in USA
200 top Management Companies control over 8,000 hotels and over 1,000,000 rooms in USA
Market Potential
Content revenue - $864,000,000 Annually
Total Hardware/Software build out - $640,000,000
OXMI target is 1500 hotels with 150,000 rooms, over 3 years or 4% penetration equaling $39,600,000 in reoccurring revenue
(150,000 rooms x 2 movies/month ($22 gross) x 12)
Competition
LodgeNet, On Command and SVI
OXMI’s retail price per room is $250, according to LodgeNet’s 10K their COST per room is $321
OXMI
Focusing on underserved markets where limited, expensive VOD solutions are offered
OXMI’s disruptive pricing is a significant competitive advantage

Develop and own a large private broadband network utilizing rooftop rights from Hospitality VOD customers.
WiMAX antennas installed on hotel rooftops allows Oxford Media to become a service provider to surrounding businesses and residential users for VOD, VoIP, and Wireless Broadband Internet Access
Phase I Hospitality VOD delivery system integrates with Phase II WiMAX deployment.
Phase I hotel  VOD revenue and associated rooftop rights subsidizes Phase II WiMAX deployment.
Phase II
3 to 5 Mile Range 10 to 30k Consumers x $19.95 = $199,500 to $598,500 per month
Oxford Media Lodging - WiMAX

Oxford & IMS
Its all about the content!
Content is consumed on any number of systems and devices
Captive consumers with embedded and portable systems
Acquisition, aggregation and distribution
Leverage main stream content consumption to create ancillary revenue streams
Common vision, common systems and common goals

IFE Market
Target Market
Approximately 2500 new aircraft will be delivered over the next 3 years (world wide)
75% of which will be narrow body (100 – 180 seats)
There are well over 1000 narrow body domestic aircraft with no IFE
Portable Entertainment
Market Potential
1916 aircraft over 2 years
Nonrecurring revenue over 2 years, $182M
Recurring revenue over 2 years, $176M
Our Target
Target 10% of the available narrow body aircraft for portable IFE over the next 2 years
Nonrecurring revenue over 2 years, $18.2M
Recurring revenue over 2 years, $17.6M
Advertising, merchandising and rental revenues not included
Competition
Wencor & Panasonic
Wencor moving toward embedded solution
Panasonic leading embedded provider, focused on large aircraft development

IFE Market
Wireless Connectivity (Terminal Data Loader)
Market Potential
Focus on wide body, 400 new aircraft over the next 2 years, plus 25% of narrow body, 479
Retrofit market approximately 250 aircraft over the next 2 years
1129 aircraft
Nonrecurring revenue over 2 years, $28.25M
Our Target
Target 50% of the market
Nonrecurring revenue over 2 years, $14.12M
Advertising, merchandising and rental revenues not included
Competition
None yet

Complimentary Markets
Segments in which we can leverage our
Content Management and Infrastructure
Content Provider Relations
Transaction processing
A proliferation of portable devices
Consumers desire for personalized content

Consumer Content Portal
One stop shop for consumer based portable devices
A proliferation of consumer based portable media players (PMP) emerging on the market
Almost none have an associated content service (Apple is the exception)
Oxford will deploy a rich content service that can support more than one PMP
Leverage strategic relations with a few PMP players to drive initial deployment
The service is device agnostic
Each PMP will contain an agent enabling the device to interact with the portal
Portal is an account based, subscription fee, push technology solution
Users will select the content they want
Delivery will include on demand and recurring
Recurring content is pushed anytime the PMP is “docked”

Oxford 2006
Connectivity
3%
Media
Hardware
41%
Services
43%
Media
Content
13%

Oxford 2007
Connectivity
4%
Media
Hardware
34%
Services
30%
Media
Content
32%

Oxford 2008
Connectivity
8%
Media
Hardware
27%
Services
25%
Media Content
40%

Product Mix 2006-2008

Oxford Media Summary
The leader in next generation broadband delivery infrastructure and services
An addressable market that is large and rapidly growing
Competitors trapped in their high-cost legacy infrastructure
Technology based on unique, patented next generation architecture
Strategy is broad, serves multiple niche markets and future-proof
The combined technical expertise, managerial experience and operating assets necessary for success
Oxford will be the enabler for anywhere delivery of broadband access, content and services

Q & A

Oxford Media Information
Corporate Headquarters
One Technology Drive,
Building H
Irvine, CA 92618
Ph. 949-341-0050
Fax 949-341-0060
www.oxfordmediainc.com